UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

SYMBOTIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA		01887
(Address of principal executive offices)		(Zip Code)

(987) 284-2800

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Conditions

On November 18, 2024, Symbotic Inc. (the “Company”) issued a press release announcing its financial results and other information for the fiscal quarter and year ended September 28, 2024 and posted on its investor relations website a supplemental presentation relating to its previously issued fiscal 2024 quarterly financial statements (collectively, the “Fourth Quarter 2024 Earnings Release”). Copies of the press release and the supplemental presentation were furnished as Exhibits 99.1 and 99.2 to the Company’s Current Report on Form 8-K dated November 18, 2024 (the “Original Form 8-K”). This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 2.02 and Item 4.02 of the Original 8-K in connection with an accounting error described further below.

On November 25, 2024, the Company identified errors in its revenue recognition related to cost overruns on certain deployments that will not be billable, which additionally impacted system revenue, income (loss) before income tax, net income (loss) and gross margin recognized in the second, third, and fourth quarters of fiscal year 2024, including the financial statements included in the Fourth Quarter 2024 Earnings Release. On November 27, 2024, the Company issued a press release describing the impact of the error and indicating that the financial results for the fourth quarter and fiscal year 2024 included in the Fourth Quarter Earnings Release should no longer be relied upon. A copy of the press release is furnished as Exhibit 99.1 to this Amendment.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 18, 2024, the Company, on the recommendation of the Audit Committee of the Company’s Board of Directors, determined that it will be required to restate its previously issued unaudited interim financial statements for the first, second and third quarters of fiscal year 2024 that were previously filed in the Company’s quarterly reports on Form 10-Q on February 8, 2024, May 7, 2024 and July 31, 2024, respectively (the “Fiscal 2024 Form 10-Qs”). The Company’s previously issued financial statements for those periods should therefore no longer be relied upon.

The planned restatement is being made in connection with the Company’s identification, during fiscal year 2024, of goods and services, primarily relating to specific milestone achievements, being expensed prior to the time that the corresponding milestones were achieved. This resulted in the acceleration of the recognition of cost of revenue. Given that the Company recognizes revenue on a percentage of completion basis, this resulted in the acceleration of recognition of revenue. As a result of identifying these occurrences, the Company’s earnings press release for the fourth quarter and fiscal year 2024, issued on November 18, 2024, included restated financial results for the interim quarters of fiscal year 2024.

On November 25, 2024, the Company identified errors in its revenue recognition related to cost overruns on certain deployments that will not be billable, which additionally impacted system revenue, income (loss) before income tax, net income (loss) and gross margin recognized in the second, third, and fourth quarters of fiscal year 2024. The Company, on the recommendation of the Audit Committee of the Company’s Board of Directors, determined to also correct these errors in the previously issued unaudited interim financial statements for the second and third quarters of fiscal year 2024 that were previously filed in the Fiscal 2024 Form 10-Qs. In addition, the financial information included in the Company’s earnings press release for the fourth quarter and fiscal year 2024, issued on November 18, 2024, as well as the Company’s supplemental presentation issued on November 18, 2024, will be corrected in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024 (the “2024 Form 10-K”). The Company’s previously issued financial statements for these periods, including the financial information included in the Company’s earnings press release for the fourth quarter and fiscal year 2024 and the Company’s supplemental presentation, should therefore no longer be relied upon.

The Company’s management has identified in its preliminary assessment of internal control over financial reporting for the fiscal year ended September 28, 2024 certain material weaknesses. The Company is implementing measures designed to improve internal control over financial reporting to remediate these material weaknesses.

The Audit Committee of the Company’s Board of Directors discussed the matters disclosed in this Current Report on Form 8-K/A with Grant Thornton LLP, the Company’s independent registered public accounting firm, prior to making its recommendation to the Company.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to the ongoing review of certain accounting matters and preparation of certain financial statements and related periodic reports. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. There can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Symbotic Inc. Press Release, dated November 27, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2024

Symbotic Inc.

By:	/s/ Maria G. Freve
Name:	Maria G. Freve
Title:	Vice President, Controller and Chief Accounting Officer
(Principal Accounting Officer)